NAME OF REGISTRANT:
Franklin Value Investors Trust
File No. 811-05878

EXHIBIT ITEM No. 77C: Submission of matters to a vote of security holders

Meeting of Shareholders, March 21, 2007 and reconvened on April
11, 2007,
May 11, 2007 and May 18, 2007

A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin
Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11,
2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust;
to approve amendments to certain of Franklin Balance Sheet Investment Fund's, Franklin Large
Cap Value Fund's, Franklin MicroCap Value Fund's, Franklin MidCap Value Fund's and Franklin
Small Cap Value Fund's (each, a "Fund") fundamental investment restrictions (including several
Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Frank T. Crohn, Burton J. Greenwald, Charles Rubens II,
Leonard Rubin and Robert E. Wade. William J. Lippman was elected by the shareholders to serve as an Interested Trustee. Shareholders also approved the Amended and Restated Agreement and
Declaration of Trust, amendments to certain of the Funds' fundamental investment restrictions
(including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust into a Delaware statutory trust:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 38,183,822.102 49.101%
83.760%
Against . . . . . . . . . . . . . . 2,028,404.384 2.608% 4.450%
Abstain . . . . . . . . . . . . . . 761,673.624 0.979% 1.670%
Broker Non-votes . . . . . . . 4,613,575.000 5.933% 10.120%
Total . . . . . . . . . . . . . . . . 45,587,475.110 58.621%
100.000%of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,666,652.337 49.433%
72.178%
Against . . . . . . . . . . . . . . 192,833.589 1.100% 1.606%
Abstain . . . . . . . . . . . . . . 626,893.985 3.575% 5.221%
Broker Non-votes . . . . . . . 2,520,932.000 14.379% 20.995%
Total . . . . . . . . . . . . . . . . 12,007,311.911 68.487%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 5,845,677.435 47.987%
76.012%
Against . . . . . . . . . . . . . . . 126,993.024 1.042% 1.652%
Abstain . . . . . . . . . . . . . . . 227,940.598 1.871% 2.963%
Broker Non-votes . . . . . . . . 1,489,921.000 12.231% 19.373%
Total . . . . . . . . . . . . . . . . . 7,690,532.057 63.131%
100.000%
% of % of
Franklin MidCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 2,715,415.563 51.892%
71.285%
Against . . . . . . . . . . . . . . . 59,942.127 1.145% 1.574%
Abstain . . . . . . . . . . . . . . . 157,130.840 3.003% 4.125%
Broker Non-votes . . . . . . . . 876,762.000 16.755% 23.016%
Total . . . . . . . . . . . . . . . . . 3,809,250.530 72.795%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 12,178,612.128 43.878%
69.162%
Against . . . . . . . . . . . . . . 287,186.915 1.035% 1.631%
Abstain . . . . . . . . . . . . . . 853,645.482 3.076% 4.848%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes seven Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction
regarding borrowing:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 31,352,844.279 40.317%
78.633%
Against . . . . . . . . . . . . . . 996,395.268 1.281% 2.499%
Abstain . . . . . . . . . . . . . . 1,623,398.842 2.087% 4.072%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,193,912.271 46.736%
69.702%
Against . . . . . . . . . . . . . . 297,864.934 1.699% 2.534%
Abstain . . . . . . . . . . . . . . 599,626.277 3.420% 5.101%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,643,782.750 38.120%
67.431%
Against . . . . . . . . . . . . . . . 177,081.912 1.454% 2.571%
Abstain . . . . . . . . . . . . . . . 205,990.503 1.691% 2.992%
Broker Non-votes . . . . . . . . 1,859,779.000 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 11,950,494.884 43.057%
67.867%
Against . . . . . . . . . . . . . . 512,097.492 1.845% 2.908%
Abstain . . . . . . . . . . . . . . 856,852.149 3.087% 4.866%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

 (b) To amend the Fund's fundamental investment restriction regarding underwriting:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 32,735,949.576 42.095%
82.102%
Against . . . . . . . . . . . . . . 648,365.909 0.834% 1.626%
Abstain . . . . . . . . . . . . . . 588,322.904 0.756% 1.476%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,668,702.622 38.325%
67.793%
Against . . . . . . . . . . . . . . . 145,972.056 1.198% 2.119%
Abstain . . . . . . . . . . . . . . . 212,180.487 1.742% 3.082%
Broker Non-votes . . . . . . . . 1,859,779.000 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 12,037,020.253 43.368%
68.358%
Against . . . . . . . . . . . . . . 416,050.396 1.499% 2.363%
Abstain . . . . . . . . . . . . . . 866,373.876 3.122% 4.920%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

(c) To amend the Fund's fundamental investment restriction
regarding lending:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 32,264,642.608 41.489%
80.920%
Against . . . . . . . . . . . . . . 1,000,733.294 1.287% 2.509%
Abstain . . . . . . . . . . . . . . 707,262.487 0.909% 1.775%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%ranklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,222,447.821 46.899%
69.945%
Against . . . . . . . . . . . . . . 272,524.679 1.555% 2.318%
Abstain . . . . . . . . . . . . . . 596,430.982 3.401% 5.074%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,644,799.678 38.129%
67.446%
Against . . . . . . . . . . . . . . . 166,247.044 1.364% 2.414%
Abstain . . . . . . . . . . . . . . . 215,808.443 1.772% 3.134%
Broker Non-votes . . . . . . . . 1,859,779.678 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.843 56.532%
100.000%
% of % of
Franklin MidCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 2,665,794.425 50.943%
70.125%
Against . . . . . . . . . . . . . . . 100,936.048 1.929% 2.656%
Abstain . . . . . . . . . . . . . . . 157,898.731 3.017% 4.153%
Broker Non-votes . . . . . . . . 876,842.000 16.756% 23.066%
Total . . . . . . . . . . . . . . . . . 3,801,471.204 72.645%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 11,998,286.265 43.229%
68.138%
Against . . . . . . . . . . . . . . 458,613.249 1.652% 2.605%
Abstain . . . . . . . . . . . . . . 862,545.011 3.108% 4.898%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 30,026,636.352 38.611%
75.307%
Against . . . . . . . . . . . . . . 3,366,392.507 4.329% 8.443%
Abstain . . . . . . . . . . . . . . 579,609.530 0.745% 1.454%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,232,815.734 46.958%
70.033%
Against . . . . . . . . . . . . . . 249,490.800 1.423% 2.122%
Abstain . . . . . . . . . . . . . . 609,096.948 3.474% 5.182%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,680,393.051 38.421%
67.963%
Against . . . . . . . . . . . . . . . 164,989.653 1.354% 2.396%
Abstain . . . . . . . . . . . . . . . 181,472.461 1.490% 2.635%
Broker Non-votes . . . . . . . . 1,859,779.000 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%
% of % of
Franklin MidCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 2,679,528.301 51.205%
70.486%
Against . . . . . . . . . . . . . . . 89,263.538 1.706% 2.348%
Abstain . . . . . . . . . . . . . . . 155,837.365 2.978% 4.100%
Broker Non-votes . . . . . . . . 876,842.000 16.756% 23.066%
Total . . . . . . . . . . . . . . . . . 3,801,471.204 72.645%
100.000%% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 12,057,285.302 43.441%
68.473%
Against . . . . . . . . . . . . . . 411,351.696 1.482% 2.336%
Abstain . . . . . . . . . . . . . . 850,807.527 3.066% 4.832%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

(e) To amend the Fund's fundamental investment restriction
regarding investments
in commodities:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 29,960,061.656 38.526%
75.140%
Against . . . . . . . . . . . . . . 3,423,837.715 4.402% 8.587%
Abstain . . . . . . . . . . . . . . 588,739.018 0.757% 1.477%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,200,576.422 46.774%
69.759%
Against . . . . . . . . . . . . . . 274,240.475 1.565% 2.333%
Abstain . . . . . . . . . . . . . . 616,586.585 3.516% 5.245%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,637,965.638 38.073%
67.347%
Against . . . . . . . . . . . . . . . 184,332.593 1.513% 2.677%
Abstain . . . . . . . . . . . . . . . 204,556.934 1.679% 2.970%
Broker Non-votes . . . . . . . . 1,859,779.000 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%% of % of
Franklin MidCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 2,668,891.080 51.002%
70.207%
Against . . . . . . . . . . . . . . . 99,801.480 1.907% 2.625%
Abstain . . . . . . . . . . . . . . . 155,936.644 2.980% 4.102%
Broker Non-votes . . . . . . . . 876,842.000 16.756% 23.066%
Total . . . . . . . . . . . . . . . . . 3,801,471.204 72.645%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 11,967,761.739 43.119%
67.965%
Against . . . . . . . . . . . . . . 478,272.368 1.723% 2.716%
Abstain . . . . . . . . . . . . . . 873,410.418 3.147% 4.960%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

(f) To amend the Fund's fundamental investment restriction
regarding issuing
senior securities:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 31,459,629.504 40.454%
78.901%
Against . . . . . . . . . . . . . . 898,231.798 1.155% 2.252%
Abstain . . . . . . . . . . . . . . 1,614,777.087 2.076% 4.051%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,209,852.495 46.827%
69.838%
Against . . . . . . . . . . . . . . 240,016.354 1.369% 2.041%
Abstain . . . . . . . . . . . . . . 641,534.633 3.659% 5.458%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,678,864.521 38.408%
67.941%
Against . . . . . . . . . . . . . . . 148,551.920 1.220% 2.157%
Abstain . . . . . . . . . . . . . . . 199,438.724 1.637% 2.896%
Broker Non-votes . . . . . . . . 1,859,779.000 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 12,028,125.662 43.336%
68.308%
Against . . . . . . . . . . . . . . 415,935.075 1.499% 2.362%
Abstain . . . . . . . . . . . . . . 875,383.788 3.154% 4.971%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

(g) To amend the Fund's fundamental investment restriction
regarding industry
concentration:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 31,723,751.635 40.794%
79.564%
Against . . . . . . . . . . . . . . 768,932.117 0.988% 1.929%
Abstain . . . . . . . . . . . . . . 1,479,954.637 1.903% 3.711%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,209,852.495 46.827%
69.838%
Against . . . . . . . . . . . . . . 240,016.354 1.369% 2.041%
Abstain . . . . . . . . . . . . . . 641,534.633 3.659% 5.458%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,678,864.521 38.408%
67.941%
Against . . . . . . . . . . . . . . . 148,551.920 1.220% 2.157%
Abstain . . . . . . . . . . . . . . . 199,438.724 1.637% 2.896%
Broker Non-votes . . . . . . . . 1,859,779.000 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 12,028,125.662 43.336%
68.308%
Against . . . . . . . . . . . . . . 415,935.075 1.499% 2.362%
Abstain . . . . . . . . . . . . . . 875,383.788 3.154% 4.971%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%

(h) To amend the Fund's fundamental investment restriction regarding diversification of investments:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 31,758,969.389 40.839%
79.652%
Against . . . . . . . . . . . . . . 633,643.887 0.815% 1.590%
Abstain . . . . . . . . . . . . . . 1,580,025.113 2.031% 3.962%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin Large Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 8,245,422.197 47.030%
70.141%
Against . . . . . . . . . . . . . . 255,184.653 1.456% 2.171%
Abstain . . . . . . . . . . . . . . 590,796.632 3.369% 5.025%
Broker Non-votes . . . . . . . 2,664,229.000 15.196% 22.663%
Total . . . . . . . . . . . . . . . . 11,755,632.482 67.051%
100.000%

Proposal 4. To approve the elimination of certain of the Fund's fundamental
investment restrictions:
% of % of
Franklin Balance Sheet Outstanding Voted
Investment Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 32,310,987.561 41.549%
81.037%
Against . . . . . . . . . . . . . . 1,079,374.370 1.388% 2.707%
Abstain . . . . . . . . . . . . . . 582,276.458 0.748% 1.460%
Broker Non-votes . . . . . . . 5,899,330.000 7.586% 14.796%
Total . . . . . . . . . . . . . . . . 39,871,968.389 51.271%
100.000%
% of % of
Franklin MicroCap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . . 4,621,240.149 37.935%
67.104%
Against . . . . . . . . . . . . . . . 200,783.858 1.649% 2.916%
Abstain . . . . . . . . . . . . . . . 204,831.158 1.681% 2.974%
Broker Non-votes . . . . . . . . 1,859,779.00 15.267% 27.006%
Total . . . . . . . . . . . . . . . . . 6,886,634.165 56.532%
100.000%
% of % of
Franklin Small Cap Outstanding Voted
Value Fund Shares Voted Shares Shares
For . . . . . . . . . . . . . . . . . 11,954,763.615 43.072%
67.891%
Against . . . . . . . . . . . . . . 520,559.204 1.876% 2.956%
Abstain . . . . . . . . . . . . . . 844,121.706 3.041% 4.794%
Broker Non-votes . . . . . . . 4,289,281.000 15.454% 24.359%
Total . . . . . . . . . . . . . . . . 17,608,725.525 63.443%
100.000%